Exhibit 10(hh)
EXECUTION VERSION

AMENDMENT NO. 2 dated as of February 14, 2022 (this “Amendment”), to the Amended and Restated Credit Agreement dated as of January 23, 2020 (as amended pursuant to Amendment No. 1 dated as of December 9, 2021, the “Credit Agreement”), among VIACOMCBS INC., a Delaware corporation (“ViacomCBS”), the SUBSIDIARY BORROWERS party thereto, the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.
WHEREAS, ViacomCBS has requested that the Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement.
WHEREAS, ViacomCBS, the Lenders party hereto, constituting the Required Lenders as of the date hereof, and the Administrative Agent have so agreed on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Defined Terms. Capitalized terms used and not otherwise defined herein (including in the preliminary statements hereto) have the meanings assigned to them in the Credit Agreement.
SECTION 2. Amendments to the Credit Agreement.
Effective as of the Amendment No. 2 Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
(a) The definition of “Consolidated Total Leverage Ratio” in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:
“Consolidated Total Leverage Ratio” shall mean, as of the last day of each fiscal quarter, (a) with respect to any fiscal quarter ending on or after March 31, 2022, and on or prior to June 30, 2024, the ratio of (i) (x) Consolidated Indebtedness on such date minus (y) the aggregate amount of Unrestricted Cash as of such date to (ii) Consolidated EBITDA for the twelve month period ending on such date and (b) with respect to any other fiscal quarter, the ratio of (i) Consolidated Indebtedness on such date to (ii) Consolidated EBITDA for the twelve month period ending on such date.
(b) Section 1.1 of the Credit Agreement is hereby amended to add the following definition of “Unrestricted Cash” in appropriate alphabetical order:
“Unrestricted Cash” shall mean unrestricted cash and cash equivalents held or owned by, credited to the account of, or otherwise reflected as an asset on the balance sheet of, ViacomCBS and its Consolidated Subsidiaries.
[[5772876]]

2
SECTION 3. Representations and Warranties. ViacomCBS represents and warrants to the other parties hereto that:
(a) This Amendment has been duly executed and delivered by ViacomCBS and constitutes a legal, valid and binding obligation of ViacomCBS, enforceable in accordance with its terms except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
(b) On and as of the date hereof, (i) each of the representations and warranties set forth in Sections 3.1, 3.2, 3.4, 3.5 and 3.6 of the Credit Agreement are true and correct in all material respects on and as of such date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct in all material respects as of such earlier date and (ii) no Default or Event of Default has occurred and is continuing.
SECTION 4. Effectiveness of this Amendment. This Amendment and the amendment of the Credit Agreement as set forth in Section 2 hereof shall become effective as of the first date (the “Amendment No. 2 Effective Date”) on which each of the following conditions shall have been satisfied or waived:
(a) The Administrative Agent shall have executed a counterpart of this Amendment and shall have received from ViacomCBS and the Required Lenders either (i) a counterpart of this Amendment signed on behalf of such parties or (ii) written evidence satisfactory to the Administrative Agent (which may include email transmission of a signed signature page of this Amendment) that such parties have signed a counterpart of this Amendment.
(b) The Administrative Agent shall have received reimbursement of all reasonable out-of-pocket expenses incurred by it in connection with this Amendment that are required to be reimbursed or paid by ViacomCBS under the Credit Agreement, to the extent invoiced not less than two Business Days before the Amendment No. 2 Effective Date.
The Administrative Agent shall promptly notify ViacomCBS and the Lenders of the Amendment No. 2 Effective Date, and such notice shall be conclusive and binding.
SECTION 5. Effect of Amendment; No Novation. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the Lenders or the Issuing Lenders under the Credit Agreement and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which shall continue in full force and effect in accordance with the provisions thereof. Nothing herein shall be deemed to entitle
[[5772876]]

3
any of the Borrowers on any other occasion to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances. Neither this Amendment nor any provision hereof may be waived, amended or modified except in accordance with the provisions of Section 9.8 of the Credit Agreement.
(b) On and after the Amendment No. 2 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, as used in the Credit Agreement, shall refer to the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.
(c) Neither this Amendment nor the effectiveness of the amendments to the Credit Agreement effected hereby shall extinguish the obligations for the payment of money outstanding under the Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of any of the obligations outstanding under the Credit Agreement, which shall remain in full force and effect, except as modified hereby. Nothing expressed or implied in this Amendment or the Credit Agreement shall be construed as a release or other discharge of any of the Borrowers under the Credit Agreement from any of its obligations and liabilities thereunder, as amended hereby.
SECTION 6. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by fax, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.
SECTION 7. Governing Law. This Amendment shall be construed, and the rights of the parties hereto determined, in accordance with and governed by the law of the State of New York.
SECTION 8. Incorporation by Reference. Sections 9.10, 9.11, 9.13 and 9.14 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
[The remainder of this page intentionally left blank.]
[[5772876]]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

VIACOMCBS INC.

by
/s/ James C. Morrison
	Name:	James C. Morrison
	Title:	Executive Vice President,
Treasurer

[Signature Page to Amendment No. 2 to the Credit Agreement of ViacomCBS Inc.]

JPMORGAN CHASE BANK, N.A., as the Administrative Agent and a Lender,

by
/s/ John Kowalczuk
Name: John Kowalczuk
Title: Executive Director
[Signature Page to Amendment No. 2 to the Credit Agreement of ViacomCBS Inc.]

CITIBANK, N.A.

By:	/s/ Michael Vondriska

Name: Michael Vondriska
Title: Vice President

[Signature Page to Amendment No. 2 to the Credit Agreement of ViacomCBS Inc.]

BANK OF AMERICA, N.A.

Lender Name

By:	/s/ Jonathan Tristan

Name: Jonathan Tristan

Title: Vice President

[Signature Page to Amendment No. 2 to the Credit Agreement of ViacomCBS Inc.]

WELLS FARGO BANK, NATIONAL ASSOCIATION

Lender Name

By:	/s/ Evan Waschitz

Name: Evan Waschitz

Title: Director

[Signature Page to Amendment No. 2 to the Credit Agreement of ViacomCBS Inc.]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

By:	/s/ Douglas Darman
Name: Douglas Darman
Title: Director

[Signature Page to Amendment No. 2 to the Credit Agreement of ViacomCBS Inc.]

Goldman Sachs Bank USA

By:	/s/ Dan Martis

Name: Dan Martis

Title: Authorized Signatory

[Signature Page to Amendment No. 2 to the Credit Agreement of ViacomCBS Inc.]

Mizuho Bank, Ltd.

By:	/s/ Tracy Rahn

Name: Tracy Rahn

Title: Executive Director

[Signature Page to Amendment No. 2 to the Credit Agreement of ViacomCBS Inc.]

BNP PARIBAS

Lender Name

By:	/s/ Barbara Nash

Name: Barbara Nash

Title: Managing Director

For Lenders that require an additional signature:

By:	/s/ Maria Mulic

Name: Maria Mulic

Title: Managing Director

[Signature Page to Amendment No. 2 to the Credit Agreement of ViacomCBS Inc.]

CREDIT SUISSE AG, Cayman Islands Branch

By:	/s/ Doreen Barr

Name: Doreen Barr

Title: Authorized Signatory

By:	/s/ Cassandra Droogan

Name: Cassandra Droogan

Title: Authorized Signatory

[Signature Page to Amendment No. 2 to the Credit Agreement of ViacomCBS Inc.]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Alfonse Simone

Name: Alfonse Simone

Title: Authorized Signatory

[Signature Page to Amendment No. 2 to the Credit Agreement of ViacomCBS Inc.]

U.S. Bank National Association

Lender Name

By:	/s/ Steven J. Correll

Name: Steven J. Correll

Title: Senior Vice President

For Lenders that require an additional signature:

By:

Name:

Title:

[Signature Page to Amendment No. 2 to the Credit Agreement of ViacomCBS Inc.]

Morgan Stanley Bank, N.A. as a Revolving Lender

By:	/s/ Brandon Weiss

Name: Brandon Weiss

Title: Vice President

[Signature Page to Amendment No. 2 to the Credit Agreement of ViacomCBS Inc.]

MUFG Bank, Ltd.

By:	/s/ Marlon Mathews

Name: Marlon Mathews

Title: Director

[Signature Page to Amendment No. 2 to the Credit Agreement of ViacomCBS Inc.]

SOCIETE GENERALE

Lender Name

By:	/s/ Richard Bernal

Name: Richard Bernal

Title: Managing Director

[Signature Page to Amendment No. 2 to the Credit Agreement of ViacomCBS Inc.]

SUMITOMO MITSUI BANKING CORPORATION

Lender Name

By:	/s/ Nabeel Shah

Name: Nabeel Shah

Title: Director

[Signature Page to Amendment No. 2 to the Credit Agreement of ViacomCBS Inc.]

The Toronto-Dominion Bank, New York Branch

Lender Name

By:	/s/ Tyrone Nicholson

Name: Tyrone Nicholson

Title: Manager - Corporate Lending Operations

For Lenders that require an additional signature:

By:

Name:

Title:

[Signature Page to Amendment No. 2 to the Credit Agreement of ViacomCBS Inc.]

Industrial and Commercial Bank of China Limited, New York Branch

Lender Name

By:	/s/ Yu Wang

Name: Yu Wang

Title: Director

By:	/s/ Yuanyuan Peng

Name: Yuanyuan Peng

Title: Executive Director

[Signature Page to Amendment No. 2 to the Credit Agreement of ViacomCBS Inc.]

INTESA SANPAOLO S.P.A. – NEW YORK BRANCH

By:	/s/ Glen Binder

Name: Glen Binder

Title: Global Relationship Manager

For Lenders that require an additional signature:

By:	/s/ Manuela Insana

Name: Manuela Insana

Title: Relationship Manager

[Signature Page to Amendment No. 2 to the Credit Agreement of ViacomCBS Inc.]

The Bank of New York Mellon

Lender Name

By:	/s/ Shaf Hasan

Name: Shaf Hasan

Title: Director

[Signature Page to Amendment No. 2 to the Credit Agreement of ViacomCBS Inc.]

Lender Name: The Northern Trust Company

By:	/s/ Eric Siebert

Name: Eric Siebert

Title: Senior Vice President

[Signature Page to Amendment No. 2 to the Credit Agreement of ViacomCBS Inc.]

Truist Bank, as a Lender

By:	/s/ Kyle Giesel

Name: Kyle Giesel

Title: Vice President

[Signature Page to Amendment No. 2 to the Credit Agreement of ViacomCBS Inc.]